SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                        FORM 8-KSB/A
                       Amendment No. 2



      Current Report Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934




 Date of Report (date of earliest event reported): April 11,
                            2001
             Commission File Number: 033 1289 D



                        CHAPEAU, INC.
     (exact name of registrant as specified in charter)




                            UTAH
      (state or other jurisdiction of incorporation or
                        organization)


                         87-0431831
            (IRS employer identification number)



 9661 Comanche Moon Drive       50 West Broadway, Suite 501
    Reno, Nevada  89511         Salt Lake City, Utah  84101
   (address of principal            (former address of
  executive offices; ZIP            principal executive
           code)                    offices; ZIP code)


  Registrant's telephone            Registrant's former
  number, including area        telephone number, including
           code:                        area code:
      (916) 780-6764                  (801) 323-0329

                                1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements and Exhibits.

       The   Registrant  provides  the  required   financial
statements and pro forma financial information related to the transaction set forth in the Reorganization Plan. These statements are attached hereto.

(b)  Pro Forma Financial Information.

      The pro forma financial information related to the Reorganization Plan is being filed with the above-referenced financial statements and exhibits. See Item (7)(a) above.

(c) Exhibit(s). "Unaudited Pro Forma Combined Condensed Financial Statements", "Unaudited Pro Forma Combined Condensed Balance Sheet", "Unaudited Pro Forma Combined Condensed Statement of Operations", "Notes to the Unaudited Pro Forma Combined Condensed Financial Information", "Independent Auditor's Report", "Specialized Energy
Products, Inc., Balance Sheet", "Specialized Energy Products, Inc., Statements of Operations", "Specialized Energy Products, Inc., Statements of Cashflows", "Specialized Energy Products, Inc., Statements of Stockholders Equity", and "Specialized Energy Products, Inc., Notes to the Financial Statements."

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED: June 25, 2001.


                              /s/ Thomas J. Manz
                              ---------------------
                              Thomas J. Manz
                              Chair, Board of Directors





















                                2

                        CHAPEAU, INC.

 UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

      The following unaudited pro forma combined condensed financial statements give effect to the acquisition by Chapeau, Inc. (Chapeau) of Specialized Energy Products, Inc. (Specialized) on April 11, 2001. The acquisition of Specialized was recorded using the purchase method of accounting for business combinations. The following pro forma statements reflect this acquisition using the purchase method of accounting and include the pro forma adjustments described in the accompanying notes.

      The pro forma combined condensed balance sheet as of March 31, 2001 has been prepared as if the acquisition had been consummated on March 31, 2001. The pro forma combined condensed statements of operations of Chapeau for the nine months ended March 31, 2001 and for the year ended June 30, 2000 assume that the acquisition of Specialized took place on July 1, 1999.

      Chapeau's and Specialized's results of operations included in the pro forma combined condensed statements of operations are derived from their respective historical financial statements. These pro forma financial statements should be read in connection with the historical financial statements of Chapeau and Specialized, including notes to the financial statements.

      The unaudited pro forma combined condensed financial information of Chapeau and Specialized has been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of management, includes all adjustments necessary for a fair presentation of the financial information for such interim periods.

      The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this document and are subject to change based upon final purchase price allocations.

                                 3

                             CHAPEAU, INC.
                     (A Development Stage Company)
         Unaudited Pro Forma Combined Condensed Balance Sheet
                            March 31, 2001


     ASSETS

                               Chapeau    Specialized    Pro Forma   Pro Forma
                             (Historical) (Historical)  Adjustments  Combined
                              ----------  ----------    ----------  ----------
Current Assets
Cash and cash equivalents     $  369,729  $  145,713    $           $  515,442
Notes receivable                 517,464           - (a)  (317,464)    200,000
Accrued interest receivable        9,744           - (a)    (4,304)      5,440
Inventory                              -      67,464             -      67,464
Prepaid expenses                  37,500                                37,500
                              ----------  ----------    ----------  ----------
    Total Current Assets          934,437    213,177      (321,768)    825,846

Deferred acquisition costs        23,152           - (a)   (23,152)          -
Goodwill                               -           - (a)   670,371     670,371
                              ----------  ----------    ----------  ----------
  Total Assets                 $ 957,589  $  213,177    $  325,451  $1,496,217
                              ==========  ==========    ==========  ==========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and
  accrued liabilities          $  30,047  $  17,932  (a)$   (4,304) $   43,675
Note payable                           -    317,464  (a)  (317,464)          -
                              ----------  ----------    ----------  ----------
  Total Current Liabilities       30,047     335,396      (321,768)     43,675
                              ----------  ----------    ----------  ----------
Stockholders' Equity
Preferred stock                        -           -             -           -
Common stock                       8,500      25,000 (a)   (21,500)     12,000
Additional paid-in capital     1,238,158     (24,650)(a)   668,719           -
                                                     (b)  (122,569)  1,759,658
Deficit accumulated prior to
  date of inception of the
  development stage             (259,373)                             (259,373)
Deficit accumulated from date
  of inception of the
  development stage              (59,743)   (122,569)(b)   122,569     (59,743)
                              ----------  ----------    ----------  ----------
Total Stockholders' Equity       927,542    (122,219)      647,219   1,452,542
                              ----------  ----------    ----------  ----------
Total Liabilities and Stockholder's
 Equity                        $ 957,589 $   213,177    $  325,451  $1,496,217
                              ==========  ==========    ==========  ==========



    The accompanying notes are an integral part of these pro forma financial statements.

                                4

                             CHAPEAU, INC.
                     (A Development Stage Company)
    Unaudited Pro Forma Combined Condensed Statement of Operations
                   Nine Months Ended March 31, 2001



                              Chapeau    Specialized    Pro Forma   Pro Forma
                           (Historical) (Historical)   Adjustments   Combined
                            ----------   ----------     ----------  ----------
Net Sales                   $        -   $        -     $        -  $        -

General and administrative
 expense                      (106,879)     (39,040)             -    (145,919)

Research and development
 expense                             -      (79,065)             -     (79,065)

Amortization of goodwill             -            - (c)    (50,324)    (50,324)
                            ----------   ----------     ----------  ----------
Loss from operations          (106,879)    (118,105)       (50,324)   (275,308)

Interest income, net            44,386       (4,304)             -      40,082
                            ----------   ----------     ----------  ----------
Net Income (Loss)           $  (62,493)  $ (122,409)    $  (50,324) $ (235,226)
                            ==========   ==========     ==========  ==========
Basic Income (Loss) per
 Common Share               $    (0.01)                             $    (0.02)
                            ==========                              ==========
Weighted-Average Common
 Shares Outstanding          8,500,000                              12,000,000
                            ==========                              ==========


    The accompanying notes are an integral part of these pro forma financial statements.

                                5

                             CHAPEAU, INC.
                     (A Development Stage Company)
    Unaudited Pro Forma Combined Condensed Statement of Operations
                       Year Ended June 30, 2000



                             Chapeau     Specialized    Pro Forma    Pro Forma
                           (Historical) (Historical)   Adjustments   Combined
                            ----------   ----------     ----------  ----------
Net Sales                   $        -   $        -     $        -  $        -

General and administrative
  expense                      (17,451)           -        (17,451)

Amortization  of goodwill            -            -  (c)   (67,037)    (67,037)
                            ----------   ----------     ----------  ----------
Loss  from operations          (17,451)           -        (67,037)    (84,488)

Interest  income, net          20,201             -              -      20,201
                            ----------   ----------     ----------  ----------
Net Income (Loss)           $   2,750    $        -     $  (67,037) $  (64,287)
                            ==========   ==========     ==========  ==========
Basic Income (Loss) per
  Common Share              $     0.00                              $    (0.01)
                            ==========   ==========     ==========  ==========
Weighted-Average Common
 Shares Outstanding          7,786,743                              11,286,743
                            ==========   ==========     ==========  ==========


    The accompanying notes are an integral part of these pro forma financial statements.

                                6

                          NOTES TO THE
  UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

Acquisition of Specialized Energy Products, Inc.

     Specialized is a company that is engaged in the sale of customized engines and control panels for use in the development, assembly and marketing of packaged co-generation and power generation systems to the electrical power market. On April 11, 2001, Chapeau, Inc. (Chapeau) acquired all of the outstanding stock of Specialized Energy Products, Inc. (Specialized) and Specialized was merged with Chapeau Nevada, Inc., a wholly owned subsidiary of Chapeau, to effectively make Specialized a wholly-owned subsidiary of Chapeau. Specialized was acquired in exchange for the cancellation of a $317,464 note receivable from Specialized, the initial issuance of 3.5 million shares of common stock and the potential issuance of an additional 3.0 million shares of common stock on the achievement of certain benchmarks in the development of Specialized's business, as follows:

     a. One million shares upon initial receipt of revenues from the sale of its engine and control panel products;
     b. One million shares upon the realization of gross revenues of not less than $2,000,000 in any fiscal quarter; and
     c. One million shares upon the realization of gross revenues of not less than $4,000,000 in any fiscal quarter.

The acquisition has been accounted for as a purchase business combination. Because there was no market for Chapeau's stock at the date of the acquisition, the value of the 3.5 million shares have been accounted for at a price of $0.15 per share based on recent sales of common stock between shareholders to equal a total value of $525,000. The 3.0 million shares that are contingently issuable based on the future events outlined above will be recorded as additional goodwill at the current market value of the common stock on the date the shares become issuable. The contingently issuable shares have not been considered in the pro forma adjustments to the accompanying pro forma combined condensed financial information.

   The acquisition consideration totals $865,616 and consists of the value of the common stock issued, cash loaned to Specialized prior to the acquisition of $317,464, and acquisition costs of $23,152. The consideration in excess of net identifiable assets acquired allocated to goodwill amounted to $670,371, and is being amortized over an estimated useful life of ten years on a straight-line basis.

   The adjustments to the unaudited pro forma combined condensed balance sheet as of March 31, 2001 and to the unaudited pro forma combined condensed statements of operations for the nine months ended March 31, 2001 and the year ended June 30, 2000 are as follows:

     (a) To record the conversion of a $317,464 note receivable and $4,304 of related accrued interest from Specialized and the issuance of 3.5 million shares of common stock to acquire
     Specialized.

     (b) To record the elimination of Specialized's accumulated deficit.

     (c) To record amortization of goodwill acquired over a period of 10 years on a straight-line basis..

Pro forma basic income (loss) per share is based on the weighted-average number of shares of Chapeau outstanding during the period and the number of shares of Chapeau common stock issued in connection with the acquisition of Specialized.

                                7

                         Daniel J. Forbush
                    Certified Public Accountant




                   INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
    And Shareholders of
Specialized Energy Products, Inc.

I have audited the balance sheet of Specialized Energy Products, Inc. (A Development Stage Company) as of December 31, 2000 and December 31, 1999 and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

I have conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Specialized Energy Products, Inc. (A Development Stage Company) as of December 31, 2000 2000 and December 31, 1999 and the related statements of operations, stockholders' equity, and cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in
Note 6 to the financial statements, the Company has suffered losses from operations and has yet to make a sale which raises doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                               /s/ Daniel J. Forbush

Reno, Nevada
March 19, 2001

                                8

                 SPECIALIZED ENERGY PRODUCTS, INC.
                    (A DEVELOPMENT STAGE CORP.)

                           BALANCE SHEET



                                          March 31,   December    December
                                            2001      31, 2000    31, 1999
                                        (Unaudited)  (Audited)   (Audited)
                                         ----------  ----------  ----------
Current Assets:
  Cash and cash equivalents              $  145,713  $       90  $       90
  Inventory                                  67,464           -           -
                                         ----------  ----------  ----------
    Total Current Assets                    213,177          90          90
                                         ----------  ----------  ----------
TOTAL ASSETS                             $  213,177  $       90  $       90
                                         ==========  ==========  ==========

Current Liabilities:
  Accounts payable                       $   13,628  $        -  $        -
  Accrued expenses (Note 3)                   4,304           -           -
  Note payable (Note 4)                     317,464           -           -
                                         ----------  ----------  ----------
    Total Current Liabilities               335,396           -           -
                                         ----------  ----------  ----------

Stockholder's Equity:
  Common stock, $0.25 par value 100,000
   shares authorized; 100,000, 400 and
   400 shares issued and outstanding at
   March 31, 2001 December 31, 2000 and
   December 31, 1999, respectively           25,000         100         100
  Paid in capital                           (24,650)        150         150
  Deficit accumulated during the
   development stage                       (122,569)       (160)       (160)
                                         ----------  ----------  ----------
    Total Stockholder's Equity             (122,219)         90          90
                                         ----------  ----------  ----------

TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                 $  213,177  $       90  $       90
                                         ==========  ==========  ==========

  The accompanying Notes are an integral part of these financial statements

                                9



                 SPECIALIZED ENERGY PRODUCTS, INC.
                    (A DEVELOPMENT STAGE CORP.)


                     STATEMENTS OF OPERATIONS



                                          March 31,  December     December
                                            2001     31, 2000     31, 1999
                                        (Unaudited)  (Audited)   (Audited)
                                         ----------  ----------  ----------
Net Sales                                $        -  $        -  $        -
Cost of Sales                                     -           -           -
                                         ----------  ----------  ----------

    Gross Profit                                  -           -           -
                                         ----------  ----------  ----------

Operating Expenses:
  General and administrative expenses        39,040           -           -
  Research and development expenses          79,065           -           -
  Depreciation and amortization                   -           -           -
                                         ----------  ----------  ----------
   Total Operating Expenses                 118,105           -           -
                                         ----------  ----------  ----------

Interest Income (Expenses):                  (4,304)          -           -
                                         ----------  ----------  ----------
Net Loss                                 $ (122,409) $        -  $        -
                                         ==========  ==========  ==========
Loss Per Common Share                    $    (3.64) $        -  $        -
                                         ==========  ==========  ==========
Weighted Average Shares Outstanding         100,000         400         400
                                         ==========  ==========  ==========

 The accompanying Notes are an integral part of these financial statements

                                10



                 SPECIALIZED ENERGY PRODUCTS, INC.
                    (A DEVELOPMENT STAGE CORP.)

                      STATEMENTS OF CASHFLOWS

                                          March 31,  December     December
                                            2001     31, 2000     31, 1999
                                        (Unaudited)  (Audited)   (Audited)
                                         ----------  ----------  ----------

Reconciliation of Net Loss to Net Cash
   Used in Operating Activities:

Net Loss                                 $ (122,409) $        -  $        -
                                         ----------  ----------  ----------

Adjustments to Reconcile Net Loss to
   Net Cash Provided by (Used in)
   Operating Activities:

  (Increase) decrease in assets:
    Inventory                               (67,464)          -          -
    Other Assets                                  -           -          -
  Increase (decrease) in liabilities:
    Accounts payable                         13,628           -          -
    Accrued expenses                          4,304           -          -
    Due to/from related parties                   -           -          -
                                         ----------  ----------  ---------
    Total Adjustments                       (49,532)          -          -
                                         ----------  ----------  ---------

Net Cash Provided (Used) by Operating
 Activities                              $ (171,941) $        -  $       -
                                         ----------  ----------  ---------
Cash Flows from Investing Activities:
  Cash from sale (purchase) of equipment          -           -          -
                                         ----------  ----------  ---------
    Net Cash Used in Investing Activities         -           -          -
                                         ----------  ----------  ---------

Cash Flows from Financing Activities:
  Proceeds from issuance of capital stock,
   net of offering costs                        100           -          -
  Proceeds from debt                        317,464           -          -
  Principal payments on debt                      -           -          -
                                         ----------  ----------  ---------
    Net Cash Provided by Financing
     Activities                             317,564           -          -
                                         ----------  ----------  ---------
Net Increase (Decrease) in Cash             145,623           -          -

Cash at beginning of period                      90          90         90
                                         ----------  ----------  ---------
Cash at end of period                    $  145,713  $       90  $      90
                                         ==========  ==========  =========

 The accompanying Notes are an integral part of these financial statements

                                11


                SPECIALIZED ENERGY PRODUCTS, INC.
                   (A DEVELOPMENT STAGE CORP.)


                STATEMENTS OF STOCKHOLDERS EQUITY


                                    Common Stock       Additional      From
                                   ---------------       Paid-in     Inception
                                  Shares      Amount     Capital      To Date     Total
                                ----------  ----------  ----------  ----------  ----------
Issuance of shares for cash on
  March 24, 1998 (inception)           400  $      100  $      150  $        -  $      250

Cumulative loss from inception
   to December 31, 1994                  -           -           -        (160)       (160)
                                ----------  ----------  ----------  ----------  ----------
Balance December 31, 1998              400         100         150        (160)         90

Income (loss) for the year ended
   December 31, 1999                     -           -           -           -           -
                                ----------  ----------  ----------  ----------  ----------
Balance December 31, 1999              400         100         150        (160)         90

Income (loss) for the year ended
   December 31, 2000                     -           -           -           -           -
                                ----------  ----------  ----------  ----------  ----------
Balance December 31, 2000              400         100         150        (160)         90

Issuance of shares for cash on
   January 1, 2001                  99,600      24,900     (24,800)          -         100

Loss for the period ended
   March 31, 2001                        -           -           -    (122,409)   (122,409)
                                ----------  ----------  ----------  ----------  ----------
Balance March 31, 2001             100,000  $   25,000  $  (24,650) $ (122,569) $ (122,219)
                                ==========  ==========  ==========  ==========  ==========

 The accompanying Notes are an integral part of these financial statements

                                12


                SPECIALIZED ENERGY PRODUCTS, INC.
                   (A DEVELOPMENT STAGE CORP.)

                NOTES TO THE FINANCIAL STATEMENTS
   Based on Audited Financial Statements at December 31, 1999 and December 31, 2000 and Unaudited Financial Statements at March
                            31, 2001

NOTE 1 -NATURE OF BUSINESS AND ORGANIZATION

Nature of Business:
Specialized Energy Products, Inc. (the "Company") is an energy products development company specializing in natural gas fired electrical generation and co-generation products. The Company's corporate objective is to have the product line available for marketing July 1, 2001. The Company intends to conduct all testing necessary to prove the economic viability of and the regulatory approval for such products in order to initiate marketing and establish distribution channels for its products.

Organization:
The Company was incorporated under the laws of the State of Nevada on March 10, 1998. Effective March 24, 1998, the Company issued 400 shares of stock to the founder, Mr. Gerald H. Dorn. On January 1, 2001 the remaining 99,600 shares authorized by its incorporation were issued.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organizational Costs:
Organization costs were expensed in the year incurred, as they were not material.

Inventory:
Inventory is valued at the lower of cost or market.

Equipment:
Equipment is stated at cost. Depreciation is incorporated on a straight-line and units of production basis over the life of the asset. Expenditures for maintenance and repairs are charged to expense as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation are eliminated from the accounts and any resulting gain or loss is included in expense.

Use of Estimates:
In order to prepare the financial statements in conformity with generally accepted accounting principles, management must make estimates and assumptions that affect certain reported accounts and disclosures. Actual results could differ from these estimates.

Earnings per share:
The earnings per share calculations were based on the weighted average number of shares outstanding during the period.

Income Tax:
Because of losses sustained since inception, no provision has been made for income tax.

Research and Development Costs:
These expenditures are expensed as incurred.

NOTE 3 - ACCRUED EXPENSES

Accrued expenses consist of interest on a note payable in the amount of $4,304 (see discussion of note payable in Note 4).

                                13

NOTE 4 - NOTES PAYABLE

In February of 2001 pursuant to a promissory note dated February 12, 2001 between the Company and Chapeau, Inc. a Utah corporation, secured by inventory and equipment, the Company received $250,000 in cash at the signing of the note and a provision for the note holder to provide payments for additional inventory and equipment. The Note carries an interest rate of 12% and is due in 120 days from the date of the Note or June 21, 2001. Chapeau, Inc. has subsequent to the dates of these statements entered in to a Plan of Reorganization and Agreement with the Company. See Note 5 for further explanation.

NOTE 5 - SUBSEQUENT EVENTS

     On March 15, 2001 the Company entered into a Plan of Reorganization and Agreement with Chapeau, Inc., a Utah corporation, wherein the Company will be acquired by a subsidiary of Chapeau (a public company) for the consideration of 3,500,000 shares of the common stock of Chapeau and contingent consideration of an additional 3,000,000 shares of the common stock of Chapeau subject to the Company's line of business meeting certain sales targets. Also as the result of this transaction the Company's management will be in control of Chapeau and hence will become a publicly traded company following the finalization of all additional listing requirements. In addition the principals of Chapeau have represented to the Company that they can raise an additional $5.0 million through the issuance of common stock of Chapeau to be used by the Company for the manufacture, sales, distribution and installation of the Company's products in the market place.

NOTE 6 - UNCERTAINTY - GOING CONCERN

The financial statements of the Company have been prepared assuming that the Company will continue as a going concern. The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional equity capital from other sources. If additional capital is not secured, there is considerable doubt about the Company's ability to continue as a going concern.

                                14